UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2003

GOLDEN STAR RESOURCES LTD.
(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

10579 Bradford Road, Suite 103
Littleton, Colorado		80127-4247
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 830-9000

No Change
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit
No.	Description

99.1	Press release of Golden Star Resources Ltd., dated August 5, 2003, reporting financial results for the second quarter and first half of 2003.

Item 12. Results of Operations and Financial Condition.

     On August 5, 2003, Golden Star Resources Ltd. issued a press release reporting its 2003 second quarter and first half financial results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information in this Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 5, 2003

Golden Star Resources Ltd.

By:	/s/ Allan J. Marter

Allan J. Marter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of Golden Star Resources Ltd., dated August 5, 2003, reporting financial results for the second quarter and first half of 2003.